UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2013

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 7, 2013, Medical Properties Trust, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference in any filing of Medical Properties Trust, Inc. with the Securities and Exchange Commission, except as expressly set forth by specific reference in any such filing.

The Company disclosed three non-GAAP financial measures in the attached press release for the quarter and year ended December 31, 2012: Funds from operations, Normalized funds from operations and Adjusted funds from operations. The most directly comparable GAAP financial measure to each of these non-GAAP financial measures is net income, which was $28.6 million, or $0.21 per diluted share for the quarter ended December 31, 2012 compared to $12.7 million, or $0.11 per diluted share for the quarter ended December 31, 2011. For the year ended December 31, 2012, net income was $89.9 million, or $0.67 per diluted share compared to $26.5 million, or $0.23 per diluted share for the year ended December 31, 2011. In the attached press release, the Company disclosed Funds from operations of $27.7 million and $107.5 million for the quarter and year ended December 31, 2012, respectively, and Normalized funds from operations of $33.9 million and $119.4 million for the quarter and year ended December 31, 2012, respectively. Adjusted funds from operations were disclosed in the press release as $32.7 million and $117.6 million for the quarter and year ended December 31, 2012, respectively.

A reconciliation of the non-GAAP financial measures to net income as well as a statement disclosing the reasons why the Company’s management believes that presentation of these non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations are included in Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated February 7, 2013 reporting financial results for the quarter and year ended December 31, 2012

99.2	Medical Properties Trust, Inc. 4th Quarter 2012 Supplemental Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC. (Registrant)

By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: February 7, 2013

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated February 7, 2013 reporting financial results for quarter and year ended December 31, 2012

99.2	Medical Properties Trust, Inc. 4th Quarter 2012 Supplemental Information

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